UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 29, 2010
(Date of Earliest Event Reported)

FUND.COM INC.
 (Exact name of Registrant as specified in its charter)

Delaware	001-34027	30-0284778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor, New York, New York, 10005
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 618-1633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported by Fund.com Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010 (the “Original Report”), on March 29, 2010, the Company consummated the acquisition (the “Acquisition”) of Weston Capital Management, LLC (“Weston”), pursuant to a Securities Purchase and Restructuring Agreement dated as of March 26, 2010 (the “Purchase Agreement”) by and among the Company, Weston, PBC-Weston Holdings, LLC (“PBC”), Albert Hallac (“A. Hallac”) and the other persons who are parties signatory thereto (together with PBC and A. Hallac, the “Members”).

On June 14, 2010, the Company amended the Original Report (“Amendment No. 1”) for purposes of providing (i) the audited financial statements of Weston for the fiscal year ended December 31, 2009; and (ii) unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009.

The full texts of the Original Report and Amendment No. 1, together with the full text of each agreement and other documents filed as exhibits to such reports, are incorporated herein by reference.

This Amendment No. 2 on Form 8-K/A amends the Original Report and Amendment No. 1 for purposes of providing the audited financial statements of Weston for the fiscal year ended December 31, 2008.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i) In accordance with Item 9.01(a) of Form 8-K, Weston’s audited financial statements for the fiscal year ended December 31, 2009 are incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K/A filed with the SEC on June 14, 2010; and

(ii) In accordance with Item 9.01(a) of Form 8-K, Weston’s audited financial statements for the fiscal year ended December 31, 2008 are filed in this Form 8-K/A as Exhibit 99.4.

(b) Pro forma financial information.

In accordance with Item 9.01(b) of Form 8-K, the Company’s unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009 is incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K/A filed with the SEC on June 14, 2010.

 (c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1
Securities Purchase and Restructuring Agreement dated as of March 26, 2010 by and among Fund.com Inc., Weston Capital Management, LLC, PBC-Weston Holdings, LLC, Albert Hallac and the other persons who are parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010).

10.2
Fifth Amended and Restated Operating Agreement of Weston Capital Management, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010).

10.3
Warrant to Purchase Class A Common Stock of Fund.com Inc. issued to PBC- Weston Holdings, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010).

10.4
$5,000,000 Senior Secured Promissory Note of Fund.com Inc. issued to the Hallac Members (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010).

10.5
Pledge and Security Agreement dated as of March 26, 2010 by and among Fund.com Inc., the Hallac Members and Zukerman Gore Brandeis & Crossman, LLP, as collateral agent (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010).

99.1
Press Release of Fund.com Inc. dated as of March 30, 2010 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010).

99.2
Audited Financial Statements of Weston Capital Management, LLC for the fiscal year ended December 31, 2009 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 14, 2010).

99.3
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 14, 2010).

99.4	Audited Financial Statements of Weston Capital Management, LLC for the fiscal year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM, INC.
 (Registrant)

By:  /s/ Gregory Webster

Name: Gregory Webster
Title:   Chief Executive Officer

Date:  June 15, 2010